EX-99.B(16)

PNC FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Dorothy A. Berry, hereby constitutes and appoints each of Jennifer E. Spratley, John F. Kernan, Ryan J. Frampton, William D. Mennonna and Thomas R. Rus, each with full power of substitution, as her true and lawful attorneys-in-fact and agents, to execute any registration statement, and any amendments thereto, to be filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), the Securities and Exchange Act of 1934 (the “Exchange Act”) and/or the Investment Company Act of 1940, as amended (the “1940 Act”), and to do any and all acts and things and to execute any and all instruments for her and in her name in the capacities indicated below, which said attorneys, or any of them, may deem necessary or advisable to enable PNC Funds (the “Trust”), to comply with the 1933 Act, the Exchange Act and the 1940 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statement, including specifically, but without limitation, power and authority to sign for her in the capacity indicated below, the Trust’s registration statement on Form N-14 relating to the portfolio combination listed below and any amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.

DATED: August 28, 2018

/s/Dorothy A. Berry
Dorothy A. Berry
Trustee

Portfolio Combination

PNC Intermediate Bond Fund, a series of the Trust, into

PNC Total Return Advantage Fund, a series of the Trust

PNC FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Calvin G. Butler, Jr, hereby constitutes and appoints each of Jennifer E. Spratley, John F. Kernan, Ryan J. Frampton, William D. Mennonna and Thomas R. Rus, each with full power of substitution, as his true and lawful attorneys-in-fact and agents, to execute any registration statement, and any amendments thereto, to be filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), the Securities and Exchange Act of 1934 (the “Exchange Act”) and/or the Investment Company Act of 1940, as amended (the “1940 Act”), and to do any and all acts and things and to execute any and all instruments for him and in his name in the capacities indicated below, which said attorneys, or any of them, may deem necessary or advisable to enable PNC Funds (the “Trust”), to comply with the 1933 Act, the Exchange Act and the 1940 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statement, including specifically, but without limitation, power and authority to sign for him in the capacity indicated below, the Trust’s registration statement on Form N-14 relating to the portfolio combination listed below and any amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.

DATED: August 28, 2018

/s/Calvin G. Butler, Jr
Calvin G. Butler, Jr
Trustee

Portfolio Combination

PNC Intermediate Bond Fund, a series of the Trust, into

PNC Total Return Advantage Fund, a series of the Trust

PNC FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Mark Hancock, hereby constitutes and appoints each of Jennifer E. Spratley, John F. Kernan, Ryan J. Frampton, William D. Mennonna and Thomas R. Rus, each with full power of substitution, as his true and lawful attorneys-in-fact and agents, to execute any registration statement, and any amendments thereto, to be filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), the Securities and Exchange Act of 1934 (the “Exchange Act”) and/or the Investment Company Act of 1940, as amended (the “1940 Act”), and to do any and all acts and things and to execute any and all instruments for him and in his name in the capacities indicated below, which said attorneys, or any of them, may deem necessary or advisable to enable PNC Funds (the “Trust”), to comply with the 1933 Act, the Exchange Act and the 1940 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statement, including specifically, but without limitation, power and authority to sign for him in the capacity indicated below, the Trust’s registration statement on Form N-14 relating to the portfolio combination listed below and any amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.

DATED: August 28, 2018

/s/Mark Hancock
Mark Hancock
Trustee

Portfolio Combination

PNC Intermediate Bond Fund, a series of the Trust, into

PNC Total Return Advantage Fund, a series of the Trust

PNC FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Ashi S. Parikh, hereby constitutes and appoints each of Jennifer E. Spratley, John F. Kernan, Ryan J. Frampton, William D. Mennonna and Thomas R. Rus, each with full power of substitution, as his true and lawful attorneys-in-fact and agents, to execute any registration statement, and any amendments thereto, to be filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), the Securities and Exchange Act of 1934 (the “Exchange Act”) and/or the Investment Company Act of 1940, as amended (the “1940 Act”), and to do any and all acts and things and to execute any and all instruments for him and in his name in the capacities indicated below, which said attorneys, or any of them, may deem necessary or advisable to enable PNC Funds (the “Trust”), to comply with the 1933 Act, the Exchange Act and the 1940 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statement, including specifically, but without limitation, power and authority to sign for him in the capacity indicated below, the Trust’s registration statement on Form N-14 relating to the portfolio combination listed below and any amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.

DATED: August 28, 2018

/s/Ashi S. Parikh
Ashi S. Parikh
Trustee

Portfolio Combination

PNC Intermediate Bond Fund, a series of the Trust, into

PNC Total Return Advantage Fund, a series of the Trust

PNC FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, L. White Matthews, III, hereby constitutes and appoints each of Jennifer E. Spratley, John F. Kernan, Ryan J. Frampton, William D. Mennonna and Thomas R. Rus, each with full power of substitution, as his true and lawful attorneys-in-fact and agents, to execute any registration statement, and any amendments thereto, to be filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), the Securities and Exchange Act of 1934 (the “Exchange Act”) and/or the Investment Company Act of 1940, as amended (the “1940 Act”), and to do any and all acts and things and to execute any and all instruments for him and in his name in the capacities indicated below, which said attorneys, or any of them, may deem necessary or advisable to enable PNC Funds (the “Trust”), to comply with the 1933 Act, the Exchange Act and the 1940 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statement, including specifically, but without limitation, power and authority to sign for him in the capacity indicated below, the Trust’s registration statement on Form N-14 relating to the portfolio combination listed below and any amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.

DATED: August 28, 2018

/s/L. White Matthews, III
L. White Matthews, III
Trustee

Portfolio Combination

PNC Intermediate Bond Fund, a series of the Trust, into

PNC Total Return Advantage Fund, a series of the Trust

PNC FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Edward D. Miller, hereby constitutes and appoints each of Jennifer E. Spratley, John F. Kernan, Ryan J. Frampton, William D. Mennonna and Thomas R. Rus, each with full power of substitution, as his true and lawful attorneys-in-fact and agents, to execute any registration statement, and any amendments thereto, to be filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), the Securities and Exchange Act of 1934 (the “Exchange Act”) and/or the Investment Company Act of 1940, as amended (the “1940 Act”), and to do any and all acts and things and to execute any and all instruments for him and in his name in the capacities indicated below, which said attorneys, or any of them, may deem necessary or advisable to enable PNC Funds (the “Trust”), to comply with the 1933 Act, the Exchange Act and the 1940 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statement, including specifically, but without limitation, power and authority to sign for him in the capacity indicated below, the Trust’s registration statement on Form N-14 relating to the portfolio combination listed below and any amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.

DATED: August 28, 2018

/s/Edward D. Miller
Edward D. Miller
Trustee

Portfolio Combination

PNC Intermediate Bond Fund, a series of the Trust, into

PNC Total Return Advantage Fund, a series of the Trust

PNC FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, John G. Drosdick, hereby constitutes and appoints each of Jennifer E. Spratley, John F. Kernan, Ryan J. Frampton, William D. Mennonna and Thomas R. Rus, each with full power of substitution, as his true and lawful attorneys-in-fact and agents, to execute any registration statement, and any amendments thereto, to be filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), the Securities and Exchange Act of 1934 (the “Exchange Act”) and/or the Investment Company Act of 1940, as amended (the “1940 Act”), and to do any and all acts and things and to execute any and all instruments for him and in his name in the capacities indicated below, which said attorneys, or any of them, may deem necessary or advisable to enable PNC Funds (the “Trust”), to comply with the 1933 Act, the Exchange Act and the 1940 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statement, including specifically, but without limitation, power and authority to sign for him in the capacity indicated below, the Trust’s registration statement on Form N-14 relating to the portfolio combination listed below and any amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.

DATED: August 28, 2018

/s/John G. Drosdick
John G. Drosdick
Trustee

Portfolio Combination

PNC Intermediate Bond Fund, a series of the Trust, into

PNC Total Return Advantage Fund, a series of the Trust

PNC FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Stephen M. Todd, hereby constitutes and appoints each of Jennifer E. Spratley, John F. Kernan, Ryan J. Frampton, William D. Mennonna and Thomas R. Rus, each with full power of substitution, as his true and lawful attorneys-in-fact and agents, to execute any registration statement, and any amendments thereto, to be filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), the Securities and Exchange Act of 1934 (the “Exchange Act”) and/or the Investment Company Act of 1940, as amended (the “1940 Act”), and to do any and all acts and things and to execute any and all instruments for him and in his name in the capacities indicated below, which said attorneys, or any of them, may deem necessary or advisable to enable PNC Funds (the “Trust”), to comply with the 1933 Act, the Exchange Act and the 1940 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statement, including specifically, but without limitation, power and authority to sign for him in the capacity indicated below, the Trust’s registration statement on Form N-14 relating to the portfolio combination listed below and any amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.

DATED: August 28, 2018

/s/Stephen M. Todd
Stephen M. Todd
Trustee

Portfolio Combination

PNC Intermediate Bond Fund, a series of the Trust, into

PNC Total Return Advantage Fund, a series of the Trust